UNITED STATES

SECURITIES EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 2, 2005

INTELLIGENT MOTOR CARS GROUP, INC.

(Exact name of registrant as specified in its charter)

333-88952

File Number

DELAWARE	74-3022293
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1600 W. Sunrise Blvd.

Fort Lauderdale, FL 33311

(Address of principal executive offices) (Zip Code)

Registrant's telephone number (954) 462-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   Departure of Directors or Principal Officers

On May 2, 2005, the Board of Directors accepted the resignation from Michael Magolnick as the Company’s Chief Operating Officer and as a director on the Company’s Board of Directors.

As stated in the 2004 Annual Report, Mr. Magolnick had been working part-time with the Company since early 2004 and is leaving to pursue another venture. The separation is amicable and mutually agreed upon between the Company and Mr. Magolnick and Mr. Magolnick has agreed to act in the capacity of a consultant to the Company as needed.

The Company will eliminate the position of Chief Operating Officer. No other person will be added to the Board of Directors at this time.

ITEM 9.01   Financial Statements and Exhibits.

(c)

Exhibits.

17

Letter of resignation of director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT MOTOR CARS GROUP, INC.
Date: May 2, 2005	By:	/s/ GERALD SCALZO
Gerald Scalzo, CEO

3